17


           U.S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20459

                  SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934, as Amended

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ]     Preliminary Proxy Statement
[   ]     Confidential, for use of the Commission Only (as
          permitted by Rule 14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to  240.14a-11(c) or
          240.12a-12

                         Cucos Inc.
      (Name of Registrant as Specified in its Charter)

                   _______________________
(Name of Person(s) Filing Proxy Statement, if other than the
                         Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]     No fee required.
[   ]     Fee computed on table below per Exchange Act Rules
          14a-6(i)(1) and 0-11
          (1) Title of each class of securities to which transaction applies:

          (2)     Aggregate number of securities to which
                  transaction applies:

          (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)     Proposed maximum aggregate value of transaction:

          (5)     Total fee paid:

[   ]     Fee paid previously with preliminary materials.
[   ]     Check box if any part of the fee is offset as
          provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:


 (logo)


Cucos Inc.
110 Veterans Boulevard
Suite 222
Metairie, LA 70005
(504) 835-0306


                                           October 2, 2000

Dear Shareholder:

     The Annual Meeting of Shareholders will be held at the Ramada Limited located at 2713 North Causeway Boulevard,
Metairie, Louisiana, at 3:00 p.m. on November 9, 2000. The purposes of the Annual Meeting are set forth in the accompanying Notice and Proxy Statement.

     The 2000 Annual Report to Shareholders, which is enclosed, contains financial and other information concerning the Company and its business for the fiscal year ended July 2, 2000. The Annual Report is not to be considered part of the proxy solicitation materials.

     We cordially invite you to attend the Annual Meeting.
If you cannot attend, please complete and return the enclosed Proxy so that your vote can be recorded.

                              Cordially,



                              James W. Osborn
                              President, Chief Executive
                              Officer and Chairman


                        (CUCOS LOGO)


          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 To Be Held November 9, 2000


To the Shareholders:

     The Annual Meeting of the Shareholders of Cucos Inc. (the "Company") will be held at the Ramada Limited located at 2713 North Causeway Boulevard, Metairie, Louisiana, at 3:00 p.m. (local time) on November 9, 2000, for the purposes:

      (1) To elect seven persons to the Board of Directors for the ensuing year;

      (2) To consider and act upon a proposal to approve and ratify the selection of Ernst & Young
            LLP as the Company's independent auditors for the fiscal year ending July 1, 2001; and

      (3)   To  transact  such  other  business  as  may
            properly   come   before  the   meeting   or   any
            adjournments thereof.

      The business to be transacted at the Annual Meeting is more fully described in the accompanying Proxy Statement, to which reference is hereby made.

      The Board of Directors has fixed the close of business on September 28, 2000, as the record date for determining shareholders entitled to notice of and to vote at the Annual
Meeting.

                              BY ORDER OF THE
                              BOARD OF DIRECTORS:


                              Thomas L. McCormick,
                              Secretary/Treasurer


Dated:  October 2, 2000


                       PROXY STATEMENT


General

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Cucos Inc. (the "Company"), whose principal executive offices are located at 110 Veterans Boulevard, Suite 222, Metairie, Louisiana 70005, in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held November 9, 2000, and any adjournments of that meeting. Execution of the Proxy will not in any way affect a shareholder's right to attend the Annual Meeting and, upon revocation of the Proxy, to vote in person. Proxies may be revoked at any time before they are voted by filing with the Secretary a written notice of revocation or a duly executed Proxy bearing a later date. Unless they are revoked, Proxies in the form enclosed, properly executed and received by the Secretary of the Company prior to the Annual Meeting, will be voted at the Annual Meeting as specified by the shareholder in the Proxy or, if no specifications are made in the Proxy, then FOR the election as directors of the nominees listed in the enclosed Proxy, and FOR the proposal to approve and ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending July 1, 2001.

      These materials are being mailed to shareholders on or about October 13, 2000. The cost of soliciting Proxies is being paid by the Company. The Company's 2000 Annual Report to Shareholders for the fiscal year ended July 2, 2000 ("Fiscal 2000") accompanies this Proxy Statement, but is not considered a part of the proxy solicitation materials.

Capital Stock

     The authorized capital stock of the Company consists of 1,000,000 shares of preferred stock, no par value, ("Preferred Stock") of which 400,000 shares were issued and outstanding as of September 28, 2000, and 20,000,000 shares of Common Stock, no par value, of which 2,663,605 shares were issued and outstanding as of September 28, 2000, the record date for the Annual Meeting. Only shareholders of record at the close of business on such date are entitled to notice of and to vote at the Annual Meeting. Each such shareholder is entitled to one vote for each share of Common Stock or Preferred Stock held at that date. Proxies marked as abstaining and proxies containing broker non-votes on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

Beneficial Ownership

     The following table sets forth certain information with respect to beneficial ownership of Common Stock and Preferred Stock, as of September 1, 2000, concerning (a) the only shareholders known by the Company to own beneficially more than 5% of the Common Stock or Preferred Stock of the Company, which are the only classes of voting securities outstanding, (b) each director of the Company, each of whom is a nominee for director, (c) each of the executive officers named in the Summary Compensation table and (d) all directors and officers of the Company as a group.

[CAPTION]

                                                               Amount  of                   Amount  of
                                                              Common Stock               Preferred Stock   Percent
Beneficial Owner(s)                                           Beneficially    Percent of   Beneficially      of
and Address                                                    Owned (1)      Class (1)       Owned         Class
Jacksonville Restaurant Acquisition Corp. (2)               1,200,000 shares     45%       400,000 shares   100%
Mr. & Mrs. Gerald Siefken (3)                                 224,000 shares      8%                    -     -
Raymond D. Schoenbaum (4)                                     210,500 shares      8%                    -     -
Robert J. Monroe (5)                                          187,668 shares      7%                    -     -
James W. Osborn (6)                                         1,200,100 shares     45%                    -     -
Thomas L. McCormick (7)                                        10,000 shares      *                     -     -
Lee W. Randall (8)                                              1,000 shares      *                     -     -
Calvin O. Cox (9)                                           1,200,000 shares     45%       400,000 shares   100%
Dennis A. Grinn (10)                                        1,200,000 shares     45%       400,000 shares   100%
Elias Daher (11)                                               18,125 shares      *                     -     -
William F. Saculla (12)                                             0 shares      0%                    -     -
All directors and officers as a group (7 persons) (13)      1,229,665 shares     47%

*  Less than 1%.

(1) Unless otherwise noted, the shares are owned of record by the beneficial owners shown with sole voting and investment power, except for the community property interest, if any, of the shareholder's spouse. The table includes shares which are subject to stock options exercisable within 60 days of September 28, 2000.

(2)  Address:   2211  Brighton  Bay  Trail,  Jacksonville,
     Florida 32246.

(3) Address: 40 Killdeer Street, New Orleans, Louisiana 70124. Includes 1,000 shares owned of record by Mr.
     Siefken as to which he exercises sole voting and investment power, 67,600 shares owned of record by Mrs. Siefken, as to which she exercises sole voting and investment power, 15,000 shares owned of record by a trust for the benefit of Mr. Siefken's daughter, as to which he exercises sole voting and investment power in his capacity as trustee of the trust, and 74,000 shares owned of record by Mr. & Mrs. Siefken jointly with shared voting and investment power. Mr. Siefken is also the beneficial owner of 66,400 shares which he holds as custodian for four of his children as to which he exercises sole voting and investment power. Pursuant to Rule 13d-4 under the Exchange Act, Mr.
     Siefken disclaims the beneficial ownership of the shares owned of record by his wife. The above information is based upon filings made by Mr. & Mrs. Siefken with the Securities and Exchange Commission.

(4) Address: 1480 Terrell Mill Road, Suite 1100, Marietta, Georgia 30067-6050. Includes 180,500 shares owed of record by Mr. Schoenbaum as to which he exercises sole voting and investment power, 10,000 shares beneficially owned as custodian for the accounts of Brian D. Schoenbaum and Marc S. Schoenbaum (his children) and 20,000 shares which may be beneficially owned by Mr. Schoenbaum as controlling shareholder, Director, Chairman and Secretary of Innovative Restaurant Concepts. Pursuant to Rule 13d-4 under the Exchange Act, Mr. Schoenbaum disclaims the beneficial ownership of all 20,000 shares of Common Stock held of record by Innovative Restaurant Concepts. The above information is based upon filings made by Mr. Schoenbaum with the Securities and Exchange Commission.

(5) Address: 228 St. Charles Avenue, Suite 1402, New Orleans, Louisiana 70130. Includes 187,668 shares that are beneficially owned by Mr. Robert J. Monroe as Executor of the Estate of J. Edgar Monroe as to which he has sole voting and investment power. The information about the Estate's ownership is based on a written confirmation made by Mr. Monroe on behalf of the Estate of J. Edgar Monroe.

(6) Address: 2211 Brighton Bay Trail, Jacksonville, Florida 32246. Includes 1,200,000 shares of Common Stock and 400,000 shares of Preferred Stock owned of record by Jacksonville Restaurant Acquisition Corp. ("JRAC"), of which Mr. Osborn is a 25% shareholder, an officer and a director, and as to which shares Mr. Osborn shares voting and investment power. Pursuant to Rule 13d-4 under the Exchange Act, Mr. Osborn disclaims the beneficial ownership of the shares owed by JRAC. The above information is based upon filings made by Mr. Osborn with the Securities and Exchange Commission.

(7)  Address:   239  Walter Road,  River  Ridge,  Louisiana
     70123.

(8)  Address:   170  Walnut Street, Unit 3F,  New  Orleans,
     Louisiana 70118.

(9) Address: 936 East Causeway Boulevard, Vero Beach, Florida 32962. Includes 1,200,000 shares of Common Stock and 400,000 shares of Preferred Stock owned of record by JRAC, of which Mr. Cox is a 25% shareholder, an officer and a director, and as to which shares Mr. Cox shares voting and investment power. Pursuant to Rule 13d-4 under the Exchange Act, Mr. Cox disclaims the beneficial ownership of the shares owed by JRAC. The above information is based upon filings made by Mr. Cox with the Securities and Exchange Commission.

(10) Address: 5031 S. W. 170 Avenue, Ft. Lauderdale, Florida 33331. Includes 1,200,000 shares of Common Stock and 400,000 shares of Preferred Stock owned of record by JRAC, of which Mr. Grinn is a 25% shareholder, an officer and a director, and as to which shares Mr. Grinn shares voting and investment power. Pursuant to Rule 13d-4 under the Exchange Act, Mr. Grinn disclaims the beneficial ownership of the shares owed by JRAC. The above information is based upon filings made by Mr. Grinn with the Securities and Exchange Commission.

(11) Address:  3640 Lake Aspen Drive East, Gretna, Louisiana
     70056.   Includes  18,125  shares  subject  to  options
     exercisable by Mr. Daher.

(12) Address:  417 Cheryl Court, Fruit Cove, Florida 32259

(13) Includes 18,125 shares subject to options exercisable by Mr. Daher and 1,200,000 shares owned of record by JRAC.

      In August 2000, JRAC purchased 1,200,000 shares of Common Stock pursuant to an offer to purchase up to 1,200,000 shares of Common Stock from the shareholders of the Company for $1 per share. As a result of this purchase, JRAC, which already owned 400,000 shares of Preferred Stock, became the holder of approximately 52% of the voting power of the Company and therefore acquired control of the Company.

     JRAC borrowed approximately $1.2 million from St. James Asset Investment, Inc. ("St. James") to purchase the 1,200,000 shares. JRAC borrowed these funds from St. James under a promissory note from JRAC to St. James dated May 1, 2000 (the "Note") by which JRAC agreed to pay St. James $40 million or the aggregate unpaid principal amount of all advances by St. James to JRAC under a Line of Credit effective as of May 1, 2000 between JRAC and St. James. The term of the Note is 15 years. No principal or interest is due until May 1, 2002, but interest on each advance accrues from the date of the advance. The principal bears interest at the rate that is one percentage point below the prime rate charged by Wells Fargo Bank to its preferred customers. This rate will be adjusted annually on May 1, beginning in 2002, for payments due the following June 1. Beginning May 1, 2002, principal and interest are due in 156 consecutive monthly installments.

      The Note is secured by a security interest in all of JRAC's assets, as specified in the Line of Credit, and a pledge by each of JRAC's shareholders of their shares of stock in JRAC. If JRAC defaults on its obligations under the Line of Credit Agreement, St. James could become the owner of JRAC's assets and/or the stock of JRAC.

      By letter dated April 18, 2000 from JRAC to the Company, JRAC agreed to vote its shares of Common Stock and Preferred Stock at the Annual Meeting and at the Company's next annual meeting to elect each of Messrs. Daher, Randall and McCormick to the Board of Directors of the Company, and to cause the Company to enter into a two-year employment contract with Mr. Daher.

      On September 29, 2000, the Company entered into a ten year Line of Credit Agreement (the "Credit Agreement") with JRAC, the Company's majority shareholder. Under the terms of the Credit Agreement, JRAC may lend the Company up to $5 million for working capital, payment of outstanding indebtedness, refurbishing units, establishing new units, and future acquisitions. The loan is secured by substantially all of the assets of the Company. Advances will accrue interest at an annual rate equal to three percentage points above the prime lending rate of Wells Fargo Bank. JRAC will receive an origination fee of two percent of the amount of each cash advance. Beginning
January 1, 2001, the outstanding loans (which include $120,000 advanced from August 14, 2000 to August 28, 2000) will be repayable in monthly installments of principal and interest. The Company has the right to prepay in whole or part at any time any indebtedness outstanding under the Credit Agreement. Future advances under this line of credit are subject to the ability of JRAC to fund such advances.


                             I.

                    ELECTION OF DIRECTORS

Nominees for Director

      A total of seven directors are to be elected at the Annual Meeting. Management proposes the election as directors of the seven nominees listed below, each to serve as a director until the next Annual Meeting or until his successor is elected and has qualified. In the absence of direction from the shareholder, proxies in the enclosed form will be voted FOR the election as directors of the seven nominees listed below or substituted nominees who may be named by the Board of Directors to replace any of the seven nominees who become unavailable to serve for any reason. (No such unavailability is presently known to management.) In no event, however, will the proxies be voted for more than seven persons. There are no arrangements or understandings relating to any person's election or prospective election as a director of the Company, except that JRAC, which holds approximately 52% of the voting power of the Company, has agreed to vote for the election as director of Messrs. Daher, McCormick and Randall.

      Under the Company's By-Laws, no nominee listed below will be elected as a director unless each such nominee receives the affirmative vote of a majority of the shares represented (in person or by proxy) at the Annual Meeting. If more nominees than the number of directors to be elected receive a majority vote, then those nominees, up to seven persons, receiving the highest number of votes shall be elected.

      The following table lists the nominees for director of the Company. Information concerning the beneficial ownership of Common Stock of the Company of each of them is set forth under in the previous section entitled "Beneficial Ownership". Information concerning the principal occupations of each of them and other directorships which they hold in certain public companies, is set forth following the table. Management recommends a vote FOR election of the nominees named below.

       Nominees for Director    Age    Director Since
       Calvin O. Cox             60       Jan. 2000
       Elias Daher               41       Nov. 1999
       Dennis A. Grinn           54       Aug. 2000
       Thomas L. McCormick       52       Nov. 1999
       James W. Osborn           58       Nov. 1999
       Lee W. Randall            51       Nov. 1999
       William F. Saculla        49       Aug. 2000

Principal Occupations and Certain Directorships

       The   following  paragraphs  identify  the  principal
occupations of the nominees for director, each of whom presently serves as a director, and the executive officers of the Company named in the Summary Compensation Table. Information is given as to directorships held by such persons in other companies which are publicly held and are subject to certain requirements for filing reports with the Securities and Exchange Commission.

      Mr. Cox is a Vice President and Director of JRAC. During the past five years, Mr. Cox has been employed as a commercial real estate broker for Dale Sorenson Real Estate Inc. (October 1999 to present), for Real Estate Management Group (January 1998 to October 1998), for Dick Bird Realty (January 1997 to January 1998), and for John's Island Real Estate (January 1995 to January 1997), all in Vero Beach, Florida.

      Mr. Daher has been employed as the Vice President of Operations of the Company since November 1999, as Regional Vice President from September 1998 to October 1999, and Senior Operations Supervisor from 1995 to 1998. Mr. Daher has been with the Company since January 1984.

      Mr. Grinn is a Vice President and Director of JRAC and has been a self-employed stock trader for his own account and an administrative consultant for at least the past five years.

       Mr. McCormick has served as the Manager-Finance Department of LA Medical Mutual Insurance Company located in Metairie, Louisiana, since 1996, and as Secretary/Treasurer of Gulf Coast Marine located in New Orleans, Louisiana, May 1989 to May 1996.

      Mr. Osborn joined the Company on November 7, 1999, as the President, Chief Executive Officer and a director. He is also the President and Director of JRAC (1998 to present) and an independent search consultant d/b/a "Dick Wray Consultants" (October 1995 to present) in Jacksonville, Florida. Prior to joining the Company, he served as Senior Vice President and Chief Operating Officer of Woody's Bar-B-Q, Inc. (January 1994 to September 1995) in Jacksonville, Florida.

      Mr. Randall has served as the CFO-Transmission of Entergy Corporation located in New Orleans, Louisiana, since August 2000. He previously served as Vice President and Chief Financial Officer of Baumer Foods, a privately held manufacturer of food condiments, located in New Orleans, Louisiana (August 1997 to August 2000); and Vice President and Chief Financial Officer of the Company (January 1997 to March 1997); and was a self-employed independent financial consultant (October 1995 to December 1996).

     Mr. Saculla has served as the President and Director of Arthur Treacher's Fish & Chips since May, 1998, and as their Chief Financial Officer and Director from September 1984 to April 1998, a quick service restaurant chain located in Jacksonville, Florida since 1984.

Committees of the Board of Directors

      The  Company's  Board of Directors  has  two  standing
committees:  the  Compensation  Committee  and   the   Audit
Committee.   The  Board  of  Directors  does  not   have   a
nominating committee.

      The Audit Committee (presently consisting of Messrs. McCormick, Randall and Saculla) recommends the appointment of the independent public accountants for the Company, reviews the scope of audits proposed by the auditors, reviews the financial statements and periodically consults with the independent public auditors on matters relating to internal accounting controls and procedures.

      The Compensation Committee (presently consisting of Messrs. McCormick, Randall and Grinn) reviews and recommends the compensation of employees above a certain salary level, reviews management proposals relating to incentive compensation plans and makes recommendations to the Board, and reviews and recommends directors' compensation.

      During Fiscal Year 2000, the Board of Directors met 13 times; the Compensation Committee met 1 time; the Audit Committee did not meet. Each incumbent director attended 75% or more of the aggregate of (1) the total meetings of the Board during the period he was a director and (2) the total meetings of all committees of the Board during the period in which he served on such committees.

Executive Officers of the Company

      There are no executive officers of the Company who are not directors of the Company. All executive officers serve at the pleasure of the Board of Directors.

                   ADDITIONAL INFORMATION

Certain Relationships and Related Transactions

     The Company recorded a charge of $364,251 in the second quarter of the Fiscal 2000 in connection with the settlement with its former Chairman and CEO. The charge includes amounts attributable to the transfer of the Company's interest in a franchisee, LaMexiCo, L.LC., to the former Chairman and CEO and the forgiveness of debts owed to the Company by affiliated entities. The Company believes that the settlement was in the best interests of the Company and its shareholders. Also, in connection with the settlement with the former Chairman and CEO, the Company terminated agreements with Brothers Video, Inc., formerly an affiliated company, to supply video poker machines in four Cucos restaurants located in Louisiana.

     During the third quarter of Fiscal 2000, the Company negotiated a settlement with a former board member and franchisee. Receivables of $55,000 were settled for a cash payment of $15,000 and forfeiture of $17,000 in development fees.

     In  addition, during the fourth quarter of Fiscal 2000,
the  Company agreed to forgive $20,000 of debts owed by  its former  President.  In return, the development fee  of  $500 for the Baton Rouge area was forfeited.

     On January 26, 2000, the Company sold 300,000 shares of its Preferred Stock to JRAC for $300,000. On February 1, 2000, the Company sold 100,000 shares of Preferred Stock to JRAC for $100,000. These shares of Preferred Stock are convertible automatically at JRAC's option into 400,000 shares of the Company's Common Stock. Each of Messrs. Osborn, Cox and Grinn is a director and 25% shareholder of JRAC. Mr. Osborn is the President of JRAC, and each of Messrs. Cox and Grinn is a Vice President of JRAC.

     On September 29, 2000, the Company entered into a ten year Line of Credit Agreement (the "Credit Agreement") with JRAC, the Company's majority shareholder. Under the terms of the Credit Agreement, JRAC may lend the Company up to $5 million for working capital, payment of outstanding indebtedness, refurbishing units, establishing new units, and future acquisitions. The loan is secured by substantially all of the assets of the Company. Advances will accrue interest at an annual rate equal to three percentage points above the prime lending rate of Wells Fargo Bank. JRAC will receive an origination fee of two percent of the amount of each cash advance. Beginning
January 1, 2001, the outstanding loans (which include $120,000 advanced from August 14, 2000 to August 28, 2000) will be repayable in monthly installments of principal and interest. The Company has the right to prepay in whole or part at any time any indebtedness outstanding under the Credit Agreement. Future advances under this line of credit are subject to the ability of JRAC to fund such advances.

       JRAC has the option under the Credit Agreement to require payment (including mandatory prepayment) in common stock of the Company in lieu of payment in cash at any time when voting common stock of the Company held by JRAC, plus any voting common stock previously disposed of by JRAC, represents less than 52% of the outstanding voting common stock of the Company. For these purposes, until December 31, 2001, the common stock of Company shall be treated as having a value of $1 per share. Beginning January 1, 2002, the stock be valued for these purposes at the average daily closing price for the 90 days prior to the applicable payment.

      The Credit Agreement was unanimously authorized by a Special Committee composed of Lee W. Randall and Thomas L.
McCormick, who are both independent directors who have no direct or indirect interest in this transaction.

     As described above, the Company believes that the terms of the transactions described above are all on terms that are no less favorable to the Company than those that could be negotiated with an independent third party.

Executive Compensation

      The following table shows annual compensation for services rendered in all capacities to the Company during the Company's last three fiscal years for the Chief Executive Officer and for the other executive officers and for former officers of the Company whose total annual salary and bonus exceeded $100,000 for the fiscal year ended July 2, 2000.

[CAPTION]

                                                                 Long Term Compensation
                                 Annual Compensation             Awards              Payouts
                                                       Other   Restricted
Name and                 Fiscal                       Compen-    Stock     Options/   LTIP       All Other
Principal Position        Year   Salary (1)   Bonus  sation(2)   Awards    SARS (4)  Payouts  Compensation(3)

Vincent J. Liuzza, Jr.,   2000     $117,000     -        -         -          -         -     $393,019  (5)
former President          1999     $190,000     -        -         -          -         -      $11,104
                          1998     $190,000     -        -         -          -         -       $6,717

Elias Daher, Vice         2000     $102,000     -        -         -        10,000      -         $450
President of Operations

James W. Osborn,          2000      $99,000     -        -         -        50,000      -            -
President and Chief
Executive Officer

_____________

(1) Includes amounts deferred under a retirement plan maintained under the provisions of Section 401(k) of the Internal Revenue Code in which employees of the Company are eligible to participate. Does not include matching contributions made by the Company, all of which are set forth in the column "All Other Compensation".

(2) The Company provides certain employees, including executive officers, with automobiles and provides complimentary meals to executive officers and directors. The value of these benefits is not included in the amounts reported in the table. The Company has determined that perquisites and other personal benefits with respect to any individual named in the preceding table would in no event have exceeded 10% of the compensation reported in such table for such person.

(3) Includes (A) matching contributions made under the retirement plan referenced in footnote (1) to this table as follows: Mr. Liuzza $175 - 2000, $572 - 1999, $617 - 1998; Mr. Daher $450 - 2000; and (B) the dollar value of term life and disability insurance premiums paid by the Company as follows: Mr. Liuzza - $28,593 - 2000; $10,532 - 1999, $6,100 - 1998.

(4) Represents shares of Common Stock underlying options granted during Fiscal 2000.

(5) Includes settlement arrangement amounts attributable to the transfer of the Company's interest in a franchisee, LaMexiCo, L.L.C., and the forgiveness of debts owed to the Company by affiliated entities.

     The following table shows individual grants of stock options made during the last completed fiscal year to each of the named executive officers.

[CAPTION]

                          Number of        % of Total
                          Securities      Options/SARs
                          Underlying       Granted to      Exercise or
                          Options/SARs    Employees in     Basic Price     Expiration
Name                      Granted (#)      Fiscal Year       ($/Sh)             Date
Vincent J. Liuzza, Jr.        -                -                  -               -
James. W. Osborn         50,000 options       31%             $1.03         01/20/01
Elias Daher              10,000 options        6%             $0.81         05/16/01

Aggregated  Stock  Option Exercises  and  Fiscal  Year-Ended
Option Values

      The following table sets forth information concerning stock options which were exercisable during Fiscal 2000 by the named persons and the total number and value of unexercised options held by each such person at July 2, 2000, separately identifying unexercisable and exercisable options at July 2, 2000. No stock appreciation rights have ever been granted to any of the named executive officers.

[CAPTION]

                                            Number of Shares
                                                Underlying        Value of
                                               Unexercised     Unexercised In-
                          Shares               Options at     The-Money Options
                         Acquired             July 2, 2000     at July 2, 2000
                            on      Value     Exercisable/      Exercisable/
Name                     Exercise Realized    Unexercisable     Unexercisable

Vincent J. Liuzza, Jr.      0        $0            0/0              $0/$0
James W. Osborn             0        $0         0/50,000            $0/$0
Elias Daher                 0        $0       18,125/16,875         $0/$0

Compensation of Directors

      Directors of the Company are not paid fees for attendance at meetings of the Board of Directors or any other cash compensation for serving as directors. Under the 1993 Stock Option Plan, the non-employee directors of the Company shall receive options to purchase shares of Common Stock in an amount to be determined by the Board of Directors.

      During Fiscal 2000, the Company granted options to purchase 50,000 shares of Common Stock to Mr. Osborn at $1.03 per share, options to purchase 25,000 shares of Common Stock to Messrs. McCormick, Randall, and Cox at $1.03 per share, and options to purchase $10,000 shares of Common Stock at $.81 per share to Mr. Daher, all for serving as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, i.e., the Company's Common Stock ("10% Shareholders"), to file reports of ownership and reports of changes in ownership of such securities with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and 10% Shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that no other reports were required for those persons, the Company believes that during the period from June 27, 1999, to July 2, 2000, all of its executive officers, directors and 10% Shareholders complied with all applicable Section 16(a) filing requirements.


                             II.

            RATIFICATION OF INDEPENDENT AUDITORS

      The Board of Directors wishes to obtain from the shareholders a ratification of the Board's action in appointing Ernst & Young LLP, as independent public accountants of the Company, for the fiscal year ending July 1, 2001. The engagement of Ernst & Young LLP for audit services has been approved by the Board of Directors. Representatives from each firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

      In the event the appointment of Ernst & Young LLP, as the Company's independent public accountants for fiscal year 2001 is not ratified by the shareholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year 2001 will be permitted to stand unless the Board finds other good reason for making a change.

      The Board Of Directors Has Approved The Appointment Of Ernst & Young LLP As Independent Public Accountants For Fiscal Year 2001 And Unanimously Recommends A Vote For
Ratification Of Such Appointment. Such Ratification Requires The Affirmative Vote Of The Holders Of A Majority Of Shares Of Common Stock Present Or Represented By Proxy And Entitled To Vote At The Annual Meeting.


                        OTHER MATTERS

      As of the date of this Proxy Statement, the Company's management knows of no matters likely to be brought before the Annual Meeting other than those set forth in the Notice of the Meeting. If other matters properly come before the Annual Meeting, each Proxy will be voted in accordance with the discretion of the proxy holders named therein.

       Upon the written request of any shareholder entitled to vote at the Annual Meeting, the Company will provide, without charge, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended July 2, 2000. Any such request should be directed to Mary Ann Brockhaus, Cucos Inc., 110 Veterans Boulevard, Suite 222, Metairie, Louisiana 70005. Requests from beneficial owners of shares of the Company must set forth a good faith representation that as of September 28, 2000, the requester was a beneficial owner of shares of the Company entitled to vote at the Annual Meeting.


                    SHAREHOLDER PROPOSALS

                     2001 ANNUAL MEETING


      A shareholder who intends to present a proposal, which relates to a proper subject for shareholder action, at the 2001 Annual Meeting of Shareholders and who wishes such proposal to be considered for inclusion in the Company's proxy materials for such meeting must cause such proposal to be received, in proper form, at the Company's principal executive offices no later than June 20, 2001. Any such proposals, as well as any questions relating thereto, should be directed to the Company to the attention of its President.


           METHODS AND COST OF SOLICITING PROXIES

      The Proxy enclosed with this Proxy Statement is solicited by and on behalf of the Board of Directors of the Company. In addition to use of the mail, Proxies may be solicited by personal interview and telephone by directors, executive officers or employees of the Company. Directors, executive officers or employees of the Company who may solicit Proxies by such methods are not paid additional remuneration therefor. The cost of solicitation, including the cost of preparation, printing and mailing, is being paid by the Company.


                            BY ORDER OF THE BOARD OF DIRECTORS:


                            James W. Osborn, Chairman


Dated: October 2, 2000

                       REVOCABLE PROXY
                         CUCOS INC.

     ANNUAL MEETING OF STOCKHOLDERS
            NOVEMBER 9, 2000
The  undersigned  hereby  appoints  James    1.   Election of Directors:
Osborn  and Thomas J. McCormick and  each
of  them, as proxies for the undersigned,     For   Withhold  For All Except
with  full power of substitution to  vote
all of the undersigned's shares of common   Calvin O. Cox, Elias Daher,
stock, no par value, of Cucos Inc. at the   Thomas L. McCormick, Dennis A.
Annual   Meeting   of   Shareholders   on   Grinn, James W. Osborn, Lee W.
November  9,  2000 (and any  adjournments   Randall and William F. Saculla.
thereof),   as  instructed  herein   with
respect to the matters herein set  forth.  INSTRUCTIONS:  To withhold
The  undersigned acknowledges receipt  of  authority to vote for any the Company's Notice of Meeting and Proxy  individual nominee, mark "For
Statement dated October 2, 2000.           All Except" and write that
                                           nominee's name in the space
                                           provided below.


                                           2. Approving and ratifying the
                                              selection of Ernst & Young, LLP
                                              as the Company's independent
                                              public accountants for the
                                              fiscal year ending July 1, 2001.


                                                For    Withhold    Abstain

                                           MANAGEMENT RECOMMENDS A VOTE "FOR"
                                           THE ABOVE LISTED PROPOSALS.

                                           This  proxy  will  be  voted   as
                                           directed, but if no instructions are
                                           specified, this proxy will be voted
                                           for the nominees and the proposal
                                           stated.  If any other business is
                                           presented at such meeting, this
                                           proxy will be voted by those named
                                           in this proxy in their best
                                           judgment.  Presently, the
                                           management knows of no other
                                           business to be presented at the
                                           meeting.


Please be sure to sign and date
this Proxy in the box below.


                 Date__________

_______________________________________
Stockholder sign above ------------- Co-holder (if any) sign above.

   Detach above card, sign, date and mail in postage paid
                     envelope provided.

                         CUCOS INC.

                     PLEASE ACT PROMPTLY
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